EXHIBIT 10.1
                                                                    ------------



                            BACK-UP OPTION AGREEMENT
                            ------------------------

     This Back-up Option Agreement (the "Agreement") is made as of the ___ day of ___________, 199 , --


      BY AND
      AMONG: COUNSEL CORPORATION, an Ontario corporation, with an address for the purposes hereof at 130 King Street West, Suite 1300, Toronto, Ontario M5X 1E3 (the "Canadian Seller");

      AND: COUNSEL HEALTHCARE ASSETS, INC., a Delaware corporation and an indirect subsidiary of the Canadian Seller, with an address for the purposes hereof at 280 Park Avenue, 28th Floor, New York, New York 10017 (the "Subsidiary" and, collectively with the Canadian Seller, the "PharMerica Shareholders");

      AND: BERGEN BRUNSWIG CORPORATION, a New Jersey corporation, with an address for the purposes hereof at 4000 Metropolitan Drive, Orange, CA 92668
                       (the "Purchaser").



                          W I T N E S S E T H T H A T:

         WHEREAS, the Canadian Seller, the Purchaser, Stadtlander Drug Co., Inc., a Pennsylvania corporation ("Stadtlander"), and Stadt Holdings, Inc., a Delaware corporation and an indirect subsidiary of the Canadian Seller (the "U.S. Seller") have entered into a certain Stock Purchase Agreement, dated as of November 8, 1998 (the "Stock Purchase Agreement"), pursuant to which the Purchaser has agreed to acquire all of the outstanding capital stock of Stadtlander from each of the Canadian Seller and the U.S. Seller;

         WHEREAS, on the date hereof, the Canadian Seller owns 6,994,315 shares of the outstanding capital stock of PharMerica, Inc., a Delaware corporation ("PharMerica"), and the Subsidiary owns 825,000 shares of the outstanding capital stock of PharMerica (collectively, the "PharMerica Stock");

         WHEREAS, as a material inducement and condition to its willingness to enter into and consummate the Stock Purchase Agreement, the Purchaser has requested, and the Canadian Seller (on behalf of itself and its subsidiaries) has agreed, under Section 6.15 of the Stock Purchase Agreement, that the Canadian Seller and its subsidiaries shall grant to the Purchaser an irrevocable option to purchase the PharMerica Stock in accordance with the conditions set forth herein;

         WHEREAS, all of the PharMerica Shareholders' shares of PharMerica Stock have been delivered to and deposited with the Purchaser as the voting trustee (the "Voting Trustee") under that certain Voting Trust Agreement, dated __________, 199 , by and among the parties hereto (the "Voting Trust");

         WHEREAS, each of the PharMerica Shareholders have granted to the Voting Trustee an irrevocable proxy authorizing the Purchaser to vote the PharMerica Stock in certain circumstances (the "Proxy");

         WHEREAS,  each  of  the  parties  hereto  believes  it to  be in  their respective best interests to set forth the terms of their respective understandings with respect to the option described herein and the matters related thereto as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Grant of Option. On and subject to the terms and conditions in this Agreement, each of the PharMerica Shareholders hereby grants to the Purchaser the irrevocable option to purchase (the "Option") all of the shares of PharMerica Stock then owned by such PharMerica Shareholder at the time the Purchaser gives an Exercise Notice (as defined below) to such Shareholder. The Option shall expire at 11:59 p.m. Eastern Standard Time, on December 31, 2001 (the "Expiration Time") and, prior to the Expiration Time, shall cease to apply (at the time of disposition) to any shares of PharMerica Stock that are disposed of by the PharMerica Shareholders in accordance with Section 6.15 of the Stock Purchase Agreement.

         Section 2. Terms Governing Exercise of Option. (a) The Option may be exercised, in whole or in part, from time to time, during the period commencing simultaneously with the occurrence of a Triggering Event (as defined below) and ending at the Expiration Time. In order to exercise the Option, the Purchaser shall give written notice (an "Exercise Notice") to the PharMerica Shareholders from whom it elects to acquire PharMerica Stock, specifying the number of shares of PharMerica Stock it elects to purchase, the date on which such purchase shall occur (which may be the date on which such notice is given) (the "Closing Date") and the outcome of the vote at the Business Combination Meeting (as defined below) that it desires to result. The parties hereto acknowledge that a Triggering Event may occur as late as the day on which the Purchaser desires to be the owner of some or all of the PharMerica Stock subject to this Agreement, and therefore, an Exercise Notice given on the same date specified for Closing by the Purchaser in such Exercise Notice shall be adequate for purposes of giving an Exercise Notice, provided that such notice is actually received by the PharMerica Shareholders. It is further understood and agreed that the Closing

Date specified in an Exercise Notice need not be a date certain, but may be a day, date or number of days related to another date certain. By way of example and not in limitation, an Exercise Notice may provide that a Closing shall occur on the business day immediately before a specifically scheduled meeting of the shareholders of PharMerica.

         (b) Certain Definitions. The following terms shall have the meanings ascribed thereto for the purposes of this Agreement:

         (i) The "Purchase Price" for the purchase of PharMerica Stock pursuant to this Agreement shall equal the product (rounded to the nearest penny) of (x) the number of shares of PharMerica Stock specified for purchase in an Exercise Notice, multiplied by (y) 110% of the average closing price for one share of PharMerica Stock (subject to appropriate adjustments for splits, dividends or other subdivisions or combinations) for the last ten (10) Trading Days ending three (3) Trading Days immediately prior to the Closing Date.

         (ii) A "Trading Day" shall mean a day on which the PharMerica Stock is traded in the NASDAQ National Market or other exchange or quotation service on which the PharMerica Stock is traded.

         (iii) The "Closing" shall be the closing of the purchase of the PharMerica Stock specified in the Exercise Notice for which such Exercise Notice is given.

         (iv) A "Triggering Event" shall mean the occurrence of (x) and (y) in any order:

                  (x) the  announcement  of,  or the  giving of  notice  for,  a meeting (a "Business Combination Meeting") of the PharMerica Shareholders to vote on (exclusively or non-exclusively) a PharMerica Business Combination (as defined in the Stock Purchase Agreement); and

                  (y) the first to occur of any one or more of the following events: (1) the filing or commencement by any party other than the Purchaser (or an "affiliate", as that term is defined in Rule 12b-2 of the Rules and Regulations promulgated under the Securities Act of 1934, as amended (the "'34 Act"), of the Purchaser) of an action, suit or proceeding, to interpret, construe, overturn, invalidate, block, suspend or otherwise impede the enforceability of, or the exercise of the Purchaser's rights under, (A) any proxy relating to the PharMerica Stock given at any time by any of the PharMerica Shareholders to the Purchaser, including without limitation, the Proxy (a "Shareholder's Proxy"), or (B) the Voting Trust; or (2) the revocation or attempted revocation of any Shareholder's Proxy or the Voting Trust, including without limitation, the delivery of any notice to the Purchaser in respect of any such Shareholder's Proxy or the Voting Trust with the intent or effect to revoke such Shareholder's Proxy or the Voting Trust, or any other act (by any party other than the Purchaser) that has the intended or unintended effect of revoking a Shareholder's Proxy or the Voting Trust; or (3) the breach of, default of or other failure to comply with or failure to perform any material term or condition by any party other than the Purchaser of any Shareholder's Proxy, the Voting Trust or Section 6.15 of the Stock Purchase Agreement.

         (v) A "Prohibiting Event" shall mean (x) any judgment, order or ruling prohibiting, enjoining or restraining the consummation of a Closing, a PharMerica Business Combination or a Business Combination Meeting; or (y) the receipt of an opinion of the Canadian Seller's counsel that the purchase of PharMerica Stock contemplated by the applicable Exercise Notice cannot be consummated unless further action is taken under or in connection with the HSR Act (as defined herein).

         (c) Closing. On the Closing Date, unless there shall then be in effect a Prohibiting Event, the Closing shall occur and (i) each PharMerica Shareholder receiving an Exercise Notice (a "Selling Shareholder") shall sell, transfer, convey, assign and deliver unto the Purchaser, all of such PharMerica Shareholder's right, title and interest in and to the shares of PharMerica Stock specified for purchase in such Exercise Notice together with an irrevocable proxy appointing the Purchaser to vote such PharMerica Stock in the manner determined by the Purchaser in its sole discretion, and (ii) the Purchaser shall purchase and acquire all such right, title and interest in and to such shares of PharMerica Stock. In consideration of the aforesaid sale, transfer, conveyance, assignment and delivery, the Purchaser shall deliver or cause to be delivered to each Selling Shareholder the Purchase Price for the PharMerica Stock acquired from such Selling Shareholder in immediately available funds by wire transfer to a bank account designated by such Selling Shareholder at or before the Closing, or by certified check to such Selling Shareholder at the Closing. If a Prohibiting Event shall occur and prevent the occurrence of a Closing under this
Section 2(c), then, subject to Section 3(b), at the Purchaser's election, the Closing shall either (a) be postponed until such time as the Purchaser shall determine in its sole discretion, but in no event sooner than the first date on which there would no longer be a Prohibiting Event in effect and in no event later than the Expiration Time, or (b) be canceled. No Closing shall occur with respect to the PharMerica Stock that is disposed of prior to the Closing Date in accordance with Section 6.15 of the Stock Purchase Agreement.

         (d) Transfer Documents. The sale of the PharMerica Stock pursuant to this Agreement shall be effected by the delivery at the Closing by each Selling Shareholder to the Purchaser (i) as the Voting Trustee (or the current successor thereto) under the Voting Trust, if it be such and if the Shares of PharMerica Stock are held in the Voting Trust at that time, of written authorization to release from the Voting Trust and deliver to the Purchaser in its corporate capacity, and not as Voting Trustee, the shares of PharMerica Stock then purchased hereunder by the Purchaser, (ii) of an irrevocable proxy appointing the Purchaser to vote the PharMerica Stock, in the form of the proxies set forth in Exhibits A-1 and A-2, as applicable, annexed hereto and made a part hereof, and (iii) of such other appropriate instruments of sale, transfer, conveyance, assignment and delivery, including without limitation, stock powers duly endorsed in blank, powers of attorney, and instructions to any applicable voting trustee then holding such shares in trust, and such other documents and instruments as the Purchaser may reasonably require to effect the sale, transfer, conveyance, assignment and delivery of such shares.

         Section 3.        Conditions and Covenants.

         (a) HSR. The parties acknowledge that (i) depending upon the number of shares of PharMerica Stock to be acquired pursuant to the terms of a particular Election Notice, the consummation of a Closing may be precluded until such time as the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), are satisfied, (ii) Purchaser will pay any filing fees associated with such HSR Act filing.

         (b) Rescission. The sale, transfer, conveyance, assignment and delivery to the Purchaser of the PharMerica Stock pursuant to Section 2(c) may be rescinded by the PharMerica Shareholders or the Purchaser if either of the following events occur: (i) the PharMerica Stock acquired pursuant to Section 2(c) is voted at the Business Combination Meeting in accordance with the last written instructions delivered by the Purchaser to Canadian Seller at or before the Business Combination Meeting; or (ii) the outcome of the vote at the Business Combination Meeting is the intended outcome specified in the last written instructions delivered by the Purchaser to Canadian Seller at or before the Business Combination Meeting.

         (c) Subsequent Purchases. If the Purchaser (or any of its wholly owned or majority owned subsidiaries) acquires shares of PharMerica Stock pursuant to
Section 2(c) and, during the Operative Period, acquires any other shares of PharMerica Stock at a price per share that is higher than the price per share paid by the Purchaser pursuant to Section 2(c) (the "Exercise Price"), the Purchaser shall pay to the PharMerica Shareholders an amount equal to the Differential Price multiplied by the number of shares of PharMerica Stock acquired by the Purchaser pursuant to Section 2(c), such amount to be allocated between the PharMerica Shareholders in proportion to the relative number of shares of PharMerica Stock sold by each such entity pursuant to Section 2(c). For purposes of this Section 3(c), (w) the term "Highest Price" shall mean the highest price (excluding assumed liabilities and valuing any non-cash asset at its fair market value, it being understood that any dispute with respect to such fair market value shall be resolved by a valuation firm mutually acceptable to the Purchaser and the PharMerica Shareholders) per share paid by the Purchaser (or any of its wholly owned or majority owned subsidiaries) for any shares of PharMerica Stock during the Operative Period, (x) the term "Differential Price" shall mean the amount by which the Highest Price exceeds the Exercise Price, (y) the term "Operative Period" shall mean the period commencing on the date hereof and expiring on the date that the current term of the PharMerica/Purchaser
Agreement   terminates  or  expires  and  (z)  the  term   "PharMerica/Purchaser
Agreement" shall mean the existing pharmaceutical supply agreement between PharMerica and the Purchaser pursuant to which PharMerica purchases pharmaceuticals on a wholesale basis from Purchaser.

         (d) Subsequent Sales. If the Purchaser (or any of its wholly owned or majority owned subsidiaries) acquires shares of PharMerica Stock pursuant to
Section 2(c) and, during the Operative Period, sells any or all of such shares (the "Sold Shares") to an individual or entity that is not affiliated with the Purchaser at a price per share (excluding assumed liabilities and valuing any non-cash asset at its fair market value, it being understood that any dispute with respect to such fair market value shall be resolved by a valuation firm mutually acceptable to the Purchaser and the PharMerica Shareholders) (such price, the "Sale Price") that is greater than the Exercise Price, the Purchaser shall pay to the PharMerica Shareholders (such payment to be allocated between the PharMerica Shareholders in proportion to the relative number of shares of PharMerica Stock sold by each such entity pursuant to Section 2(c)) an amount equal to the amount, if any, by which the Stock Appreciation exceeds the Net Carrying/Tax Costs. For purposes of this Agreement, (w) the term "Stock Appreciation" shall mean the Profit multiplied by the number of Sold Shares, (x) the term "Profit" shall mean the amount by which the Sale Price exceeds the Exercise Price (or, if the Purchaser has paid to the PharMerica Shareholders any amount pursuant to Section 3(c), the sum of the Exercise Price and the per share amount paid by the Purchaser pursuant to Section 3(c)) and (y) the term "Carrying/Tax Costs" shall mean the sum of (i) interest on the amount paid by the Purchaser pursuant to Section 2(c), from the date of the Closing to the date on which the Sold Shares are sold, at an implied interest rate equal to the weighted average interest rate paid by the Purchaser on bank borrowings during such period and (ii) all federal and state taxes payable by the Purchaser with respect to the sale of the Sold Shares (provided that the Purchaser uses commercially reasonable efforts to minimize its tax liability with respect to such sale), and (z) the term "Net Carrying/Tax Costs" shall mean the difference between the Carrying/Tax Costs and the amount of any dividends or distributions paid by the Purchaser on the Sold Shares during the period from the date of the Closing to the date they are sold.

         (e) Further Assurances. If the Purchaser exercises the Option and such exercise is not rescinded pursuant to Section 3(b), from time to time thereafter, each of the PharMerica Shareholders shall execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         Section 4. Specific Performance. Each of the PharMerica Shareholders acknowledges and agrees that monetary damages are an inadequate remedy for breach of this Agreement. Therefore, each PharMerica Shareholder agrees that the Purchaser has the right and shall be entitled to, in addition to any other right it may have, specific performance of this Agreement in the event of any such breach.

         Section 5. Expenses. Each party hereto shall pay its own expense incurred in connection with the exercise of the Option and the enforcement of its own rights under this Agreement.

         Section 6. Counterparts. This Agreement may be executed in one more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

         Section 7. Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 8. Notices. Any notice given hereunder shall be in writing and shall be addressed to the parties at their respective addresses set forth in the Stock Purchase Agreement, or at such other address as any such party may hereafter designate by notice as provided for in this Section 8. Notices given in accordance with the preceding sentence shall be deemed to have been duly given when personally delivered, when transmitted by facsimile, the next delivery day after deposit with a nationally recognized overnight courier service providing receipted delivery, or three (3) calendar days after being mailed by registered or certified mail to the party entitled to receive the same.

         Section 9. Entire Agreement. This Agreement (as supplemented by the Voting Trust, the Proxy and the Stock Purchase Agreement) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

         Section 10. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Courts for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby, and each such party further agrees that such courts shall be the only courts in which any suit, action or proceeding hereunder shall be brought.

         Section 11. Assignment; Successors and Assigns; No Third Party Rights. This Agreement is personal to each PharMerica Shareholder and shall not be assigned by any of the PharMerica Shareholders and any attempt at assignment by any PharMerica Shareholder shall be null and void. This Agreement may be freely assigned by the Purchaser to any affiliate of the Purchaser. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives, provided that it shall not be binding upon the subsequent holders of PharMerica disposed of in accordance with Section 6.15 of the Stock Purchase Agreement. This Agreement shall be for the sole benefit of the parties hereto and their respective successors, permitted assigns and legal representatives and is not intended, nor shall it be construed, to give any person other than the parties hereto and their respective successors, permitted assigns and legal representatives any legal or equitable right, remedy or claim.

         Section 12. Amendment and Modification; Waiver. This Agreement shall not be amended or modified except by a writing signed by the party against whom enforcement of such amendment or modification is sought. Any of the terms or conditions of this Agreement shall not be waived at any time by the party entitled to the benefit thereof, except by a writing signed by the party waiving such terms or conditions.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         Section 13. No Strict Construction. Each of the parties hereto acknowledges that this Agreement has been prepared and negotiated jointly by the parties hereto and their respective counsel, and this Agreement shall not be strictly construed against either party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          COUNSEL CORPORATION


                                          By:_________________________________
                           Name:
                          Title:

                                          COUNSEL HEALTHCARE ASSETS, INC.


                                          By:_________________________________
                           Name:
                          Title:

                                          BERGEN BRUNSWIG CORPORATION

                                          By:_________________________________
                           Name:
                          Title:

EXHIBIT A-1
-----------

                                IRREVOCABLE PROXY
                                -----------------



         The undersigned hereby appoints Bergen Brunswig Corporation (its successors and assigns) ("BBC"), acting through one of its duly authorized officers, as proxy, with full power of substitution, to vote all of the shares of common stock, par value $.01 per share, of PharMerica, Inc. ("PharMerica Stock") held of record in the name of the undersigned on the date of such vote (either by vote at a meeting of the stockholders of PharMerica, and at any adjournments or postponements thereof, solicitation of proxies, solicitation of consents or otherwise), in all votes of the stockholders of PharMerica, Inc. ("PharMerica").

         The undersigned expressly acknowledges that BBC may vote the PharMerica Stock in the sole discretion of BBC, without regard to any instructions, written or otherwise, that may be given by the undersigned or received by BBC in respect of such vote. The undersigned further acknowledges that its attendance at any such vote of the stockholders shall not affect the validity of this Proxy. This Proxy is coupled with an interest in the PharMerica Stock that is the subject of this Proxy by reason of the post-record date acquisition by BBC of such PharMerica Stock and the pending transfer thereof on the books and records of PharMerica into the name of BBC. This Proxy shall remain valid until 11:59 p.m. Eastern Standard Time, December 31, 2001.


                                    COUNSEL CORPORATION


                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________

EXHIBIT A-2
-----------

                                IRREVOCABLE PROXY
                                -----------------



         The undersigned hereby appoints Bergen Brunswig Corporation (its successors and assigns) ("BBC"), acting through one of its duly authorized officers, as proxy, with full power of substitution, to vote all of the shares of common stock, par value $.01 per share, of PharMerica, Inc. ("PharMerica Stock") held of record in the name of the undersigned on the date of such vote (either by vote at a meeting of the stockholders of PharMerica, and at any adjournments or postponements thereof, solicitation of proxies, solicitation of consents or otherwise), in all votes of the stockholders of PharMerica, Inc. ("PharMerica").

         The undersigned expressly acknowledges that BBC may vote the PharMerica Stock in the sole discretion of BBC, without regard to any instructions, written or otherwise, that may be given by the undersigned or received by BBC in respect of such vote. The undersigned further acknowledges that its attendance at any such vote of the stockholders shall not affect the validity of this Proxy. This Proxy is coupled with an interest in the PharMerica Stock that is the subject of this Proxy by reason of the post-record date acquisition by BBC of such PharMerica Stock and the pending transfer thereof on the books and records of PharMerica into the name of BBC. This Proxy shall remain valid until 11:59 p.m. Eastern Standard Time, December 31, 2001.


                                    COUNSEL HEALTHCARE ASSETS, INC.


                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________